Merrill Lynch Investment Managers



Semi-Annual Report

February 28, 2001



Merrill Lynch
U.S. Government
Mortgage Fund




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
U.S. Government
Mortgage Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


www.mlim.ml.com



Merrill Lynch U.S. Government Mortgage Fund


DEAR SHAREHOLDER

Market Review
Sometimes six months can make quite a difference. This is certainly one of those times. In our last report to shareholders dated August 31, 2000, the economy was riding a wave of expansion whose longevity was unprecedented. Many investors were adopting the tenets of the new paradigm of economic theory, which promised full employment, negligible inflation, and buoyant real gross domestic product (GDP) growth. Even the memories of the 1980s, with its wrenching budget deficits, had disappeared with some predicting the eradication of all Federal government debt within a few years.

However, the wave of psychological euphoria has crested, and many are discovering that perhaps, as Federal Reserve Board Chairman Alan Greenspan observed, a state of irrational exuberance permeated the landscape. There are many influences that have led to the sobering realization that the seemingly advanced state of economic conditions was difficult to justify. As usual, a good starting point is to examine the consumer, who is responsible for contributing two-thirds of GDP. Consumer confidence, which is a strong indicator of consumer spending habits, has declined 25% since September 2000. The returns of the equity markets have also had an impact on consumer sentiment. For example, the average annual return of the unmanaged Dow Jones Industrial Index, which was +26.79% for the five years ended December 1999, declined 4.75% in the year 2000. The unmanaged NASDAQ Composite Index saddled investors with a 39.21% loss in 2000 after investors reaped gains averaging 40.36% annually for the previous five years. Some individual stocks, many in the Internet sector, were responsible for truly disastrous situations. The lofty prices on many securities were not supported by fundamental economic analysis, in our opinion. Insufficient revenues, underestimated costs, and optimistic profit projections laid the groundwork for a period of correction and shakeout.

This brings us to the current market environment. Virtually all measures of consumer activity are contracting or expanding at a slower pace. Retail sales are growing at one-third the rate of one year ago. The National Association of Purchasing Managers' Index fell to the 42% range, the lowest level in 10 years. A level below 50% indicates contracting economic conditions in the business sector. The result is a very modest level of GDP growth. The latest revision reveals an expansion of 1.1% in the fourth quarter of 2000, the lowest level since 1995. Furthermore, many financial professionals are expecting the economy to contract in the first quarter of 2001.

This is not to say that a long-term recession is pending. Housing activity, which impacts many other industries, remains strong and will help drive consumer demand for goods such as autos and appliances. The recent increase in energy prices, though difficult, is not as burdensome as increases in the past. Finally, the most recent release of leading indicators showed a welcome rise of 0.8%. We believe the current condition of the economy is weak but not alarmingly so, given the wave we have been riding on for so long. The future course will not so much be a function of where we currently stand as much as being a consequence of the policies to be implemented today. It is premature to discard traditional economic theory, for the economy is entering a stage where fiscal policies count and monetary policy has impact and an overly strong economy will produce inflation pressures. We are entering a period of a return to basics after riding on the laurels of high levels of productivity, which enabled the economy to expand without meaningful inflation. It is difficult to predict what longer-term policies will surface with Congress nearly equally divided. It appears safe to say that for the immediate future, growth will be spurred by tax cuts and an accommodative monetary policy with the caveat of a hawkish response by the Federal Reserve Board should inflation develop.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


During this period of economic weakness, interest rates declined for all maturities. The position of the Federal Reserve Board during the period migrated from a tightening bias to a neutral bias and then to an accommodative bias. As a result, the shape of the yield curve moved from inverted, with shorter maturities having higher yields than longer maturities, to an upward sloping, normal shaped curve. To attain this shape, the yields on shorter maturities have declined the most. For example, the two-year Treasury note declined 177 basis points (1.77%) during the period, compared to a decline of only 35 basis points for the 30-year Treasury bond. The five-year and 10-year Treasury note declined 132 basis points and 83 basis points, respectively. On a total return basis, the 10-year Treasury note returned +8.12% and the five-year Treasury note returned +7.89% for the six-month period ended February 28, 2001. Following were the 30-year Treasury bond and the two-year Treasury note, which returned +5.98% and +5.50%, respectively, for the same period. In the mortgage-backed securities (MBS) market, lower coupons generated higher returns than higher coupons. Six percent conventional (Fannie Mae and Freddie Mac) MBS generated a return of +8.76% for the same six-month period, 351 basis points more than Fannie Mae 9%.


Portfolio Strategy
Our response to the current lower interest rate environment is to seek securities that we believe exhibit features that reduce the likelihood of prepayments. In an environment of declining interest rates, prepayments are an unwanted event because the proceeds from a prepayment are reinvested into securities that have lower yields. In addition, since prepayments usually take place at the face value of the security, MBS tend to resist participating in market rallies as prices approach par. This is referred to as duration drift because duration, which measures the amount of price movement given a change in interest rates, shortens as prices approach par. As of February 28, 2001, the duration of the MBS Index was 2.51 years, a decrease from 4.25 years at the beginning of the period.

We have taken measures to limit the likelihood of prepayments in the Fund's holdings, thus reducing duration drift risk in the portfolio. These measures included purchasing discount-priced (below par) securities, securities that have had ample opportunities in the past to prepay, and MBS in which the underlying mortgage has a financial disincentive, such as a penalty, to prepay. For example, 30-year MBS with a coupon of 6% or 6.5%, which accounted for 19.9% of the Fund at the beginning of the period, increased to 36.8% at the period end.

The implementation of the portfolio strategy of protecting duration has proven to be timely and successful. During the period, the sharp decline in interest rates had the impact of higher prices on fixed-income securities. On a relative basis, the stability of the Fund's duration compared to the benchmark Salomon Smith Barney Mortgage Index permitted a greater amount of price appreciation for the Fund. During times of interest rate changes, price movements typically have greater impact on total return than coupon flow. Therefore, during the period the Fund was able to outperform its benchmark.


In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.
Government Mortgage Fund, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



April 11, 2001



Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                   Ten Years/
                                                                     6 Month        12 Month    Since Inception  Standardized
As of February 28, 2001                                            Total Return   Total Return    Total Return    30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares                       +7.26%         +12.88%        + 60.97%           5.70%
ML U.S. Government Mortgage Fund Class B Shares                       +6.74          +12.03         + 65.28            5.17
ML U.S. Government Mortgage Fund Class C Shares                       +6.72          +11.97         + 52.70            5.13
ML U.S. Government Mortgage Fund Class D Shares                       +7.02          +12.60         +284.28            5.46

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/inception periods are from 10/21/94 for Class A &
Class C Shares, from 12/23/91 for Class B Shares; and ten years for
Class D Shares.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001



PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 12/31/00                   +10.96%         +6.52%
Five Years Ended 12/31/00                 + 6.33          +5.46
Inception (10/21/94)
through 12/31/00                          + 7.64          +6.93

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 12/31/00                   +10.12%         +6.12%
Five Years Ended 12/31/00                 + 5.54          +5.54
Inception (12/23/91)
through 12/31/00                          + 5.52          +5.52

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 12/31/00                   +10.06%         +9.06%
Five Years Ended 12/31/00                 + 5.49          +5.49
Inception (10/21/94)
through 12/31/00                          + 6.77          +6.77

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 12/31/00                   +10.69%         +6.26%
Five Years Ended 12/31/00                 + 6.09          +5.22
Ten Years Ended 12/31/00                  + 6.78          +6.34

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

SCHEDULE OF INVESTMENTS
                                                      Face          Interest      Original Maturity
                                     Issue           Amount           Rate             Date(s)                 Value

US Government Agency Mortgage-Backed Obligations*--96.7%
Fannie Mae                                        $  94,127,601       6.00  %   11/01/2023 - 3/01/2029     $  92,070,520
                                                    234,387,692       6.50      12/01/2008 - 9/01/2028       235,285,370
                                                     15,554,442       7.00      11/01/2013 - 8/01/2029        15,889,689
                                                            261       7.50            1/01/2025                      268
                                                        519,284       8.00      9/01/2024 - 9/01/2027            538,275
                                                        388,577       8.50       5/01/2010-8/01/2012             402,898
                                                      9,926,673       8.50(3)         7/15/2023               10,342,352
                                                      6,490,062       9.50            3/01/2020                6,733,440
                                                     10,640,897      11.00      2/01/2011 - 11/01/2020        11,931,835
                                                         13,167      11.50            6/01/2015                   14,719
                                                        775,071      13.00      8/01/2010 - 4/01/2015            907,204

Fannie Mae                           #0160465        32,842,352       6.16(8)         8/01/2013               33,443,575
Mortgage-Backed Securities--         #0380332         9,353,122       6.195(7)        6/01/2005                9,474,606
Multi-Family++                       #0375610        13,524,544       6.465(7)        6/01/2004               13,744,311
                                     #0380021         6,105,607       6.49(2)         1/01/2008                6,327,412
                                     #0073894           956,443       6.525(7)        12/01/2003                 973,209
                                     #0073885           861,845       6.545(2)        1/01/2007                  893,564
                                     #0073873           743,378       6.625(2)        2/01/2007                  773,404
                                     #0073221         1,415,842       6.715(7)        10/01/2005               1,473,250
                                     #0375015        18,577,859       6.79(7)         4/01/2004               19,043,202
                                     #0073915         1,458,253       6.87(2)         1/01/2007                1,530,879
                                     #0073910        11,473,307       6.875(2)        1/01/2007               12,055,283
                                     #0375043         3,469,751       6.895(2)        4/01/2007                3,651,457
                                     #0375007        11,735,732       6.94(2)         3/01/2007               12,374,669
                                     #0375012         3,181,803       6.95(2)         4/01/2007                3,356,500
                                     #0073944        13,449,298       6.96(2)         1/01/2007               14,182,637
                                     #0073952         2,672,307       6.96(2)         1/01/2007                2,817,035
                                     #0073946         5,211,764       6.97(2)         2/01/2007                5,498,005
                                     #0073969         7,674,589       7.05(2)         2/01/2007                8,120,803
                                     #0073962         4,556,319       7.085(2)        2/01/2007                4,832,724
                                     #0073967         4,427,971       7.105(2)        2/01/2007                4,702,660
                                     #0073992         2,517,002       7.115(2)        2/01/2007                2,673,139
                                     #0375069         1,038,654       7.122(2)        4/01/2007                1,103,456
                                     #0073943         1,385,608       7.18(4)         2/01/2019                1,467,215
                                     #0073608         4,707,856       7.49(2)         8/01/2006                5,061,225
                                     #0375052         4,606,154       7.50(2)         3/01/2027                5,050,004
                                     #0109076         2,092,674       7.59(2)         8/01/2006                2,257,097
                                     #0160024         4,968,523       7.625(2)        11/01/2003               5,128,021
                                     #0160095         6,950,781       7.66(2)         3/01/2004                7,210,042

Fannie Mae                           98-M1-IO2       92,536,894       0.64031(1)      2/25/2013                4,106,325
Mortgage-Backed Securities--         94-M1-IO        69,517,587       0.87(1)         10/25/2003               1,477,249
REMICs**--Multi-Family++             98-M3-B         10,960,597       6.45            8/17/2013               11,052,889
                                     97-M8-A2        19,135,000       7.16            1/25/2022               20,099,276
                                     96-M3-A2        40,500,000       7.41            3/25/2021               41,613,750


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

SCHEDULE OF INVESTMENTS (continued)
                                                        Face        Interest      Original Maturity
                                     Issue             Amount         Rate             Date(s)                  Value

US Government Agency Mortgage-Backed Obligations* (concluded)
Fannie Mae                           94-56-TB      $  5,239,230       6.50(1) %       7/25/2022            $   1,055,001
REMICs**                             Trust 273        3,571,338       7.00(1)         7/01/2026                  690,305
                                     96-W1-AL         8,016,806       7.25            3/25/2026                8,155,802
                                     97-5-SB          1,175,965       9.00            3/17/2019                1,183,961

Freddie Mac                                                 503      10.00            7/01/2019                      548
Participation Certificates                            5,442,278      10.50      1/01/2010 - 9/01/2020          6,004,354
                                                      1,243,222      11.00      8/01/2010 - 9/01/2020          1,389,551
                                                      1,410,518      11.50      12/01/2011 - 6/01/2020         1,601,511
                                                        620,442      12.00      5/01/2010 - 6/01/2020            708,141
                                                        958,567      12.50      9/01/2014 - 7/01/2019          1,098,939
                                                      1,563,213      13.00      11/01/2009 - 2/01/2016         1,786,761

Freddie Mac                                             198,628       6.00            4/01/2009                  199,343
Participation                                        50,000,000       6.00              TBA(9)                48,953,000
Certificates--Gold Program                           50,154,355       6.50           9/01/2013(9)             50,687,081
                                                    132,685,923       6.50    10/01/2028 - 2/01/2031(9)      132,327,469
                                                      8,817,871       7.00      8/01/2011 - 2/01/2013          9,020,261
                                                     68,026,544       7.00      9/01/2028 - 12/01/2030        68,880,414
                                                     10,771,556       7.50      5/01/2009 - 10/01/2011        11,203,985
                                                        355,514       7.50            8/01/2017                  365,597
                                                     10,273,416       8.00      1/01/2007 - 7/01/2012         10,681,237
                                                         86,786       8.00            10/01/2027                  89,958
                                                      2,796,551       8.50      1/01/2025 - 7/01/2025          2,928,988
                                                      1,588,957      10.50     10/01/2020 - 12/01/2020         1,769,507

Freddie Mac REMICs**                 Trust 134          622,446       9.00(1)         4/01/2022                  126,045
                                     Trust 1220       3,017,714      10.00            2/15/2022                2,973,546

Government National Mortgage                         25,000,294       6.00      8/15/2028 - 2/15/2031         24,509,054
Corporation                                          74,323,038       6.50      10/15/2023 - 7/15/2029        74,268,831
                                                    165,535,953       7.00      4/15/2023 - 5/15/2029        167,969,681
                                                     58,365,604       7.50      1/15/2007 - 2/15/2030         59,980,220
                                                     10,870,694       8.00      1/15/2024 - 8/15/2026         11,372,947
                                                     15,997,736      10.00     12/15/2015 - 12/15/2021        17,439,902
                                                         68,258      10.50      1/15/2016 - 4/15/2021             73,528
                                                             83      11.00            1/15/2016                       92
                                                          1,079      11.50            8/15/2013                    1,205

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,350,760,765)                              1,361,182,208


        Face
       Amount                                    Issue

Repurchase Agreements***--3.9%

    $55,056,000   Morgan Stanley & Co. Inc., purchased on 2/28/2001 to yield 5.38% to 3/01/2001               55,056,000

Total Repurchase Agreements (Cost--$55,056,000)                                                               55,056,000


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)
               Nominal Value                                                     Strike   Notification
             Covered by Options                    Issue                         Price        Date                Value

Options Purchased--0.0%
Call Options    21,760,965     Government National Mortgage Association,
Purchased                      30-Year, 6.75% Adjustable Rate Mortgage(5)(6)       100     9/20/2011(5)    $      17,409

Total Options Purchased (Cost--$0)                                                                                17,409

Total Investments  (Cost--$1,405,816,765)--100.6%                                                          1,416,255,617

Options Written--0.0%

Put Options      21,760,965    Government National Mortgage Association,
Written                        30-Year, 6.75% Adjustable Rate Mortgage(5)(6)       100     9/20/2011(5)         (21,761)
Total Options Written (Premiums Received--$0)                                                                     (21,761)

Total Investments, Net of Options Written (Cost--$1,405,816,765)--100.6%                                   1,416,233,856

Liabilities in Excess of Other Assets--(0.6%)                                                                (8,557,323)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,407,676,533
                                                                                                          ==============

(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year original maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.
(5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Fund is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6.75% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Fund receives a net .12% per annum based on the nominal value covered by the options.
(6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year original maturities.
(8)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.
(9)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchasing securities for which all specific information is not available at this time.
++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Real Estate Mortgage Investment Conduits (REMICs).
***Repurchase Agreements are fully collateralized by US Government
Agency Obligations.


See Notes to Financial Statements.

Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 2001
Assets:             Investments, at value (identified cost--$1,405,816,765)                               $1,416,238,208
                    Options purchased, at value (cost--$0)                                                        17,409
                    Receivables:
                      Securities sold                                                  $  149,949,566
                      Interest                                                              8,306,730
                      Beneficial interest sold                                              3,405,709
                      Principal paydowns                                                      188,154        161,850,159
                                                                                       --------------
                    Prepaid registration fees and other assets                                                   128,508
                                                                                                          --------------
                    Total assets                                                                           1,578,234,284
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$0)                                             21,761
                    Payables:
                      Securities purchased                                                159,827,738
                      Beneficial interest redeemed                                          6,486,976
                      Dividends to shareholders                                             1,909,187
                      Investment adviser                                                      437,322
                      Distributor                                                             395,709        169,056,932
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     1,479,058
                                                                                                          --------------
                    Total liabilities                                                                        170,557,751
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,407,676,533
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                           $    2,219,054
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                4,160,618
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  349,880
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                7,600,218
                    Paid-in capital in excess of par                                                       1,586,218,818
                    Accumulated realized capital losses on investments--net                                (203,289,146)
                    Unrealized appreciation on investments--net                                               10,417,091
                                                                                                          --------------
                    Net assets                                                                            $1,407,676,533
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $218,028,302 and 22,190,541
                    shares of beneficial interest outstanding                                             $         9.83
                                                                                                          ==============
                    Class B--Based on net assets of $408,704,272 and 41,606,175
                    shares of beneficial interest outstanding                                             $         9.82
                                                                                                          ==============
                    Class C--Based on net assets of $34,367,830 and 3,498,801
                    shares of beneficial interest outstanding                                             $         9.82
                                                                                                          ==============
                    Class D--Based on net assets of $746,576,129 and 76,002,177
                    shares of beneficial interest outstanding                                             $         9.82
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 2001
Investment          Interest and discount earned                                                          $   45,598,889
Income:                                                                                                   --------------

Expenses:           Investment advisory fees                                            $   3,226,344
                    Account maintenance and distribution fees--Class B                      1,493,263
                    Account maintenance fees--Class D                                         903,958
                    Transfer agent fees--Class D                                              669,859
                    Transfer agent fees--Class B                                              408,089
                    Accounting services                                                       201,946
                    Transfer agent fees--Class A                                              183,652
                    Custodian fees                                                            130,698
                    Account maintenance and distribution fees--Class C                        127,085
                    Printing and shareholder reports                                           64,494
                    Professional fees                                                          57,856
                    Pricing fees                                                               41,083
                    Trustees' fees and expenses                                                35,152
                    Transfer agent fees--Class C                                               32,132
                    Registration fees                                                          28,662
                    Other                                                                      22,140
                                                                                       --------------
                    Total expenses                                                                             7,626,413
                                                                                                          --------------
                    Investment income--net                                                                    37,972,476
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          2,494,679
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        51,793,823
Gain on                                                                                                   --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   92,260,978
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                       For the Six            For the
                                                                                       Months Ended          Year Ended
Increase (Decrease) in Net Assets:                                                    Feb. 28, 2001        Aug. 31, 2000
Operations:         Investment income--net                                             $   37,972,476    $    85,948,520
                    Realized gain (loss) on investments--net                                2,494,679        (8,076,919)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                       51,793,823         17,073,004
                                                                                       --------------     --------------
                    Net increase in net assets resulting from
                    operations                                                             92,260,978         94,944,605
                                                                                       --------------     --------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                             (5,948,314)       (12,162,473)
                      Class B                                                            (10,411,546)       (26,575,702)
                      Class C                                                               (823,337)        (2,070,304)
                      Class D                                                            (20,789,279)       (45,140,041)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                         (37,972,476)       (85,948,520)
                                                                                       --------------     --------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        4,518,538      (286,654,061)
Transactions:                                                                          --------------     --------------

Net Assets:         Total increase (decrease) in net assets                                58,807,040      (277,657,976)
                    Beginning of period                                                 1,348,869,493      1,626,527,469
                                                                                       --------------     --------------
                    End of period                                                      $1,407,676,533     $1,348,869,493
                                                                                       ==============     ==============


                    See Notes to Financial Statements.

Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A
                                                              For the
                                                             Six Months
The following per share data and ratios have been derived      Ended
from information provided in the financial statements.        Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2001        2000         1999         1998      1997
Per Share           Net asset value, beginning of
Operating           period                                   $     9.44  $     9.37  $     9.80    $   9.64   $     9.40
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .29         .58         .55         .60          .64
                    Realized and unrealized gain (loss) on
                    investments--net                                .39         .07       (.43)         .16          .24
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .68         .65         .12         .76          .88
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.29)       (.58)       (.55)       (.60)        (.64)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.83  $     9.44  $     9.37    $   9.80     $   9.64
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          7.26%++       7.23%       1.24%       8.10%        9.66%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      .75%*        .75%        .70%        .68%         .65%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       6.00%*       6.23%       5.71%       6.18%        6.73%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  218,029  $  192,119  $  212,131  $  277,568   $  278,103
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           46.89%      37.28%      58.16%     301.88%      349.05%
                                                             ==========  ==========  ==========  ==========   ==========


++Aggregate total investment return.
*Annualized.
**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class B
                                                               For the
                                                              Six Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         Feb. 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2001       2000        1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                   $     9.44  $     9.36  $     9.79    $   9.63     $   9.40
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .25         .51         .48         .53          .57
                    Realized and unrealized gain
                    (loss) on investments--net                      .38         .08       (.43)         .16          .23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment
                    operations                                      .63         .59         .05         .69          .80
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.25)       (.51)       (.48)       (.53)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.82  $     9.44  $     9.36   $    9.79     $   9.63
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          6.74%++       6.53%        .46%       7.28%        8.71%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                     1.52%*       1.52%       1.46%       1.45%        1.42%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       5.23%*       5.47%       4.95%       5.42%        5.98%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental        Net assets, end of period
Data:               (in thousands)                           $  408,704  $  405,846  $  571,969  $  627,818   $  672,541
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           46.89%      37.28%      58.16%     301.88%      349.05%
                                                             ==========  ==========  ==========  ==========   ==========

++Aggregate total investment return.
*Annualized.
**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                         Class C
                                                               For the
                                                              Six Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2001        2000        1999         1998       1997
Per Share           Net asset value, beginning of
Operating           period                                   $     9.44  $     9.36  $     9.79    $   9.63   $     9.40
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .25         .51         .48         .52          .56
                    Realized and unrealized gain
                    (loss) on investments--net                      .38         .08       (.43)         .16          .23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .63         .59         .05         .68          .79
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.25)       (.51)       (.48)       (.52)        (.56)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.82  $     9.44  $     9.36    $   9.79     $   9.63
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                                   6.72%++       6.47%        .41%       7.23%        8.66%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                     1.57%*       1.57%       1.51%       1.51%        1.47%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       5.18%*       5.43%       4.90%       5.35%        5.91%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   34,368  $   30,593  $   46,614  $   43,038   $   28,723
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           46.89%      37.28%      58.16%     301.88%      349.05%
                                                             ==========  ==========  ==========  ==========   ==========


++Aggregate total investment return.
*Annualized.
**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D
                                                               For the
                                                              Six Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2001        2000        1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                   $     9.44  $     9.36  $     9.79   $    9.63    $    9.40
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .27         .56         .53         .58          .62
                    Realized and unrealized gain
                    (loss) on investments--net                      .38         .08       (.43)         .16          .23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .65         .64         .10         .74          .85
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.27)       (.56)       (.53)       (.58)        (.62)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.82  $     9.44  $     9.36   $    9.79     $   9.63
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          7.02%++       7.08%        .98%       7.84%        9.27%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                     1.00%*       1.00%        .95%        .93%         .90%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       5.75%*       5.99%       5.47%       5.94%        6.49%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  746,576  $  720,311  $  795,813  $  866,013   $  927,756
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           46.89%      37.28%      58.16%     301.88%      349.05%
                                                             ==========  ==========  ==========  ==========   ==========


++Aggregate total investment return.
*Annualized.
**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Fund. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Fund may purchase or sell financial futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) and extended delivery fees are recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of February 28, 2001, no dollar rolls were in effect.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          .500%

In excess of $500 million but not
exceeding $1 billion                                .475%

In excess of $1 billion but not
exceeding $1.5 billion                              .450%

In excess of $1.5 billion but not
exceeding $2 billion                                .425%

In excess of $2 billion but not
exceeding $2.5 billion                              .400%

In excess of $2.5 billion but not
exceeding $3.5 billion                              .375%

In excess of $3.5 billion but not
exceeding $5 billion                                .350%

In excess of $5 billion but not
exceeding $6.5 billion                              .325%

Exceeding $6.5 billion                              .300%

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                .25%           .50%
Class C                                .25%           .55%
Class D                                .25%            --


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD          MLPF&S

Class A                                $   22        $   167
Class D                                $5,104        $54,068

For the six months ended February 28, 2001, MLPF&S received contingent deferred sales charges of $180,911 and $3,638 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $133,133 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $625,681,765 and $638,564,968, respectively.

Net realized gains for the six months ended February 28, 2001 and net unrealized gains (losses) as of February 28, 2001 were as follows:

                                                  Unrealized
                                    Realized        Gains
                                     Gains         (Losses)

Long-term investments            $  2,364,167   $ 10,421,443
Options purchased                          --         17,409
Options written                            --       (21,761)
Financial futures contracts           130,512             --
                                 ------------   ------------
Total                            $  2,494,679   $ 10,417,091
                                 ============   ============

As of February 28, 2001, net unrealized appreciation for Federal income tax purposes aggregated $10,417,091, of which $19,232,172 related to appreciated securities and $8,815,081 related to depreciated securities. The aggregate cost of investments, including options, at February 28, 2001 for Federal income tax purposes was $1,405,816,765.

Transactions in put options written for the six months ended
February 28, 2001 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Put Options Written                  Options       Received

Outstanding put options
written, beginning of
period                             25,826,059     $       --
Options expired                   (4,065,094)             --
                                 ------------     ----------
Outstanding put options
written, end of period             21,760,965     $       --
                                 ============     ==========


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $4,518,538 and $(286,654,061) for the six months ended February 28, 2001 and the year ended August 31, 2000, respectively.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended February 28, 2001               Shares        Amount

Shares sold                         5,436,812   $ 52,699,676
Shares issued to share-
holders in reinvestment
of dividends                           79,623        755,972
                                  -----------   ------------
Total issued                        5,516,435     53,455,648
Shares redeemed                   (3,675,619)   (35,513,128)
                                  -----------   ------------
Net increase                        1,840,816   $ 17,942,520
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         8,590,023   $ 80,009,133
Shares issued to share-
holders in reinvestment
of dividends                          135,971      1,268,220
                                  -----------   ------------
Total issued                        8,725,994     81,277,353
Shares redeemed                  (11,027,002)  (102,751,609)
                                  -----------   ------------
Net decrease                      (2,301,008)  $(21,474,256)
                                  ===========   ============

Class B Shares for the Six Months                   Dollar
Ended February 28, 2001               Shares        Amount

Shares sold                         5,762,404   $ 55,685,835
Shares issued to share-
holders in reinvestment of
dividends                             555,877      5,357,034
                                  -----------   ------------
Total issued                        6,318,281     61,042,869
Automatic conversion of
shares                            (1,224,718)   (11,803,895)
Shares redeemed                   (6,487,232)   (62,373,636)
                                  -----------   ------------
Net decrease                      (1,393,669)  $(13,134,662)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         8,212,152   $ 76,667,166
Shares issued to share-
holders in reinvestment of
dividends                           1,533,575     14,294,974
                                  -----------   ------------
Total issued                        9,745,727     90,962,140
Automatic conversion of
shares                            (2,434,813)   (22,718,458)
Shares redeemed                  (25,398,785)  (236,675,449)
                                  -----------   ------------
Net decrease                     (18,087,871) $(168,431,767)
                                  ===========   ============

Class C Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                           937,231   $  9,062,844
Shares issued to share-
holders in reinvestment of
dividends                              55,333        533,302
                                  -----------   ------------
Total issued                          992,564      9,596,146
Shares redeemed                     (735,355)    (7,109,180)
                                  -----------   ------------
Net increase                          257,209   $  2,486,966
                                  ===========   ============

Class C Shares for the
Year Ended                                          Dollar
August 31, 2000                       Shares        Amount

Shares sold                           940,033   $  8,790,180
Shares issued to share-
holders in reinvestment of
dividends                             144,606      1,348,178
                                  -----------   ------------
Total issued                        1,084,639     10,138,358
Shares redeemed                   (2,822,028)   (26,280,345)
                                  -----------   ------------
Net decrease                      (1,737,389)  $(16,141,987)
                                  ===========   ============

Class D Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                         6,265,190   $ 60,606,818
Automatic conversion of
shares                              1,224,718     11,803,895
Shares issued to share-
holders in reinvestment of
dividends                             940,808      9,067,627
                                  -----------   ------------
Total issued                        8,430,716     81,478,340
Shares redeemed                   (8,747,273)   (84,254,626)
                                  -----------   ------------
Net decrease                        (316,557)  $ (2,776,286)
                                  ===========   ============


Class D Shares for the
Year Ended                                          Dollar
August 31, 2000                       Shares        Amount

Shares sold                        12,254,428  $ 114,481,013
Automatic conversion of
shares                              2,434,813     22,718,458
Shares issued to share-
holders in reinvestment of
dividends                           2,068,822     19,279,824
                                  -----------   ------------
Total issued                       16,758,063    156,479,295
Shares redeemed                  (25,435,386)  (237,085,346)
                                  -----------   ------------
Net decrease                      (8,677,323)  $(80,606,051)
                                  ===========   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended February 28, 2001.


6. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $197,138,000, of which $175,708,000 expires in 2003,
$16,733,000 expires in 2004 and $4,697,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch U.S. Government Mortgage Fund
February 28, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Gregory Mark Maunz, Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Arthur Zeikel, Trustee and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch U.S. Government Mortgage Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. Zeikel and Monagle well in their retirements.